UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 29, 2003

HYPERTENSION DIAGNOSTICS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Waters Road, Suite 108 Eagan, Minnesota		55121

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE
EX-99.1 Press Release

Items 1-6, 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release issued September 29, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Hypertension Diagnostics, Inc. hereby furnishes a press release, issued on September 29, 2003, disclosing material non-public information regarding its results of operations for the year ended June 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.

	By	/s/ James S. Murphy

Its Senior Vice President, Finance and Administration and Chief Financial Officer
Dated: September 29, 2003